OPPENHEIMER VARIABLE ACCOUNT FUNDS
Supplement dated December 4, 1995 to the
Prospectus dated May 1, 1995

The prospectus is amended as follows:

1. The third sentence under the paragraph captioned "Overview of the Funds - Who Manages the Funds?" is revised to state that the Portfolio Manager for Global Securities Fund is William Wilby.

2. The fifth, sixth and seventh sentences in the paragraph entitled "How the Funds are Managed - Portfolio Managers" are revised to read as follows:

     The Portfolio Manager of Global Securities Fund is William Wilby. He is a Senior Vice President of the Manager and, as of December 4, 1995, is the person principally responsible for the day-to-day management of that Fund's portfolio. During the past five years, Mr. Wilby has also served as an officer and portfolio manager for other Oppenheimer funds, prior to which he was an international investment strategist at Brown Brothers Harriman & Co., and a Managing Director and Portfolio Manager at AIG Global Investors.




December 4, 1995                                    PS0600.002.1295

OPPENHEIMER VARIABLE ACCOUNT FUNDS
Supplement dated December 4, 1995
to the Statement of Additional Information dated May 1, 1995


  The Statement of Additional Information is hereby amended by deleting the biography of George Evans under the section entitled "Trustees and Officers of the Fund" on page 23 and replacing it with the following:


          William L. Wilby, Vice President; Portfolio Manager of Global Securities Fund; Age 50
          Senior Vice President of the Manager and HarbourView; an officer of other Oppenheimer funds; formerly international investment strategist at Brown Brothers, Harriman & Co., prior to which he was a Managing Director and Portfolio Manager at AIG Global Investors.











December 4, 1995                                          PX0600.004








December 4, 1995
PX0600.004